Exhibit 99.1

 Wells Fargo Securities Healthcare Conference  September 6, 2018

 Forward-Looking Statement   Notice Regarding Forward-Looking StatementsThis release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ from AngioDynamics’ expectations. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions, the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to integrate purchased businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2018. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason. In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue, and is similarly approved for commercialization in Canada, the European Union and Australia. The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition. Notice Regarding Non-GAAP Financial MeasuresManagement uses non-GAAP measures to establish operational goals, and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported adjusted EBITDAS (income before interest, taxes, depreciation and amortization and stock-based compensation); free cash flow and adjusted earnings per share. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.TrademarksAngioDynamics, the AngioDynamics logo, BioFlo, the BioFlo logo, NanoKnife, the NanoKnife logo, VenaCureEVLT, the VenaCureEVLT logo, AngioVac, the AngioVac logo, Solero, the Solero logo, Uni-Fuse, the Uni-Fuse logo, NAMIC, and the NAMIC logo are trademarks and/or registered trademarks of AngioDynamics, Inc., an affiliate or subsidiary. Endexo is a trademark and/or registered trademark of Interface Biologics. Habib is a trademark and/or registered trademark of Emcision. ASCLERA is a registered trademark of Chemische Fabrik Kreussler & Co., GmbH. All other marks are property of their respective owner.

 AngioDynamics Today    3    Focus on serving undertreated patient populations, improving patient outcomes and offering economic value to healthcare providers    Operating franchises in growing, strategic markets   Growth strategy to optimize product portfolio, focus on operational efficiencies and expand internationally        Growth Strategy  Patient Focus    Leading provider of innovative medical devices used by physicians for treatment of cancer and peripheral vascular disease  Industry Leader

# Three Global Business Units with Unique Growth Opportunities

## Vascular Interventions and Therapies

Categories

Fluid Management
Venous Insufficiency
Thrombus Management
Drainage
Angiographic Catheters

Key Growth Drivers

AngioVac Cannula and Circuit
VenaCure EVLT

## Vascular Access

Categories

PICCs
Ports
Dialysis

Key Growth Drivers

BioFlo

## Oncology

Categories

Non-Thermal Ablation
Microwave Ablation
Radiofrequency Ablation
Surgical Resection

Key Growth Drivers

NanoKnife

Invest where we can win

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angiodynamics

# BIOSENTRY™
## TRACT SEALANT SYSTEM

Unique, commercialized product (U.S., 2013) immediately enhances Oncology business.

- Adds clinically proven product to portfolio that minimizes occurrence of pneumothorax or PTX; the most common complication of CT-guided percutaneous lung biopsy
- Proprietary hydrogel plug that prevents air leakage from the lung, a condition known as PTX
  - First biopsy sealant system designed specifically to address the issues of biopsy-related PTX
  - FDA approved in December 2012
  - CE Mark approved in Europe


Locking mechanism
Depth adjustment wheel
Plunger stylet
Stabilization clip (Removable)
Support handle
Depth marking window
BioSentry Delivery Device


Nose cap (Removable)
Luer cap (Removable)
BioSentry™ plug
BioSentry Co-Axial Adapter


Dehydrated BioSentry™ plug is deployed with .5cm extending into the pleural space


BioSentry™ plug swells as it hydrates, creating an airtight seal that closes the pleural puncture

Clinical Need

- PTX: **Significant cost burden**
- **Incidence rates 15-42%**; higher for smokers or those with lung conditions
- Up to 17% of pneumothoraces are large enough to require chest tube placement
- PTX can lead to additional radiographs, chest tube placements, ER or inpatient admission, and delayed time to ambulation and hospital discharge

Providing a continuum of care

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       2018 Scorecard  Driving transformation  Gross Margin Expansion  Strategic Capital Allocation  Simplified Footprint  Portfolio Optimization  Commercial Discipline

# 2019 Framework for Growth

## Operational Excellence

- Delivering sustainable and improved margins
- Focused investments on growth and innovation
- Commitment to quality and compliance
- Strong cash flow generation

## Value Creation

- Practice dispassionate portfolio optimization
- Focus on areas of compelling unmet needs - patient-centric/evidence-based
- Increase focus on high- growth markets
- Target global expansion opportunities

AngioVac Cannula and Circuit | BioFlo | NanoKnife | Solero Microwave Tissue Ablation System | VenaCure EVLT | namic fluid management

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Financial Update

 Revised FY2019 Guidance      RevenueAdjusted EPS Free Cash Flow*  Previous Guidance$344-$349m$0.82-$0.86$38m - $43m  Revised Guidance$348-$353m$0.82-$0.86$38m-$43m      * Original and current guidance excludes the cash payment related to the DOJ legal matters disclosed previously, which was paid in 1Q FY’2019; Including this payment, Free Cash Flow is expected to be in the range of $25m-$30m.

 Significant Liquidity Drives Capital Allocation Strategy  Uses of Cash Priorities  Invest internallyOpportunistically evaluate M&AExecute share buyback program authorized up to $25 million  Significant cash generation and available debt capital support range of allocation options to capitalize on growth opportunities  $ in millions  $200-$215m  $240-$260m    $225m

 Our Vision for AngioDynamics  3  1  2  Increase our value to each of our stakeholders  Partner with providers and caregivers to deliver superior care to patients  Be recognized as a consistent, high-performing MedTech company